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                                                                   Exhibit 10.51

                          PURCHASE AND SALE AGREEMENT


AGREEMENT made as of this _______ day of ______________ 1996.

     _________________________ ("the seller") agrees to sell, transfer and assign, and GZA GEOENVIRONMENTAL, INC. ("Buyer") agrees to buy and receive, upon the terms hereinafter set forth Seller's entire one-sixth (1/6) interest ("Interest") as a beneficiary of the GZA Investment Associates Trust ("the Trust") under Declaration of Trust dated November 21, 1984 ("the Trust Agreement"), subject to the terms and conditions set forth herein.

1. Seller's Interest in the Trust shall be transferred by a good and sufficient assignment of beneficial interest ("Assignment") running to the Buyer, or to the nominee designated by the Buyer by written notice to the Seller at least three days before the Assignment is to be delivered as herein provided, and said Agreement shall convey a good and clear marketable title thereto, free from all liens and encumbrances.

2. The agreed purchase price for said Interest is ($12,000) Twelve Thousand dollars of which

     $  2,000  have been paid as a deposit this day and

     $ 10,000 shall be paid at the time of delivery of the Assignment in cash, or by certified, cashier's, treasurer's or bank check.
     ____________________________
     $ 12,000  Total

3. The Assignment shall be delivered at ten o'clock A.M. on the 8th day of February, 1996, at the office of Mofenson & Nicoletti, unless otherwise agreed upon in writing. It is agreed that time is of the essence of this agreement.

4. If the Seller shall be unable to give title or to make a transfer and assignment of the Interest in the Trust, all as herein stipulated, Seller shall use reasonable efforts to remove any defects in title as provided herein, or to make the said Interest conform to the provisions hereof in which event the Seller shall give written notice thereof to the Buyer at or before the time for performance hereunder, and thereupon the time for performance hereof shall be extended for a period of thirty days. If at the expiration of the extended time the Seller shall have failed so to remove any defects in title, all as herein agreed, then any payments made under this Agreement shall be forthwith refunded and all other obligations of the parties hereto shall cease and this Agreement shall be void without recourse to the parties hereto.




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     The Buyer shall have the election, at either the original or any extended time for performance, to accept such title as the Seller can deliver to the said Interest and to pay the purchase price therefor without deductions, in which case the Seller shall transfer and assign such title.

5. The acceptance of the Assignment by the Buyer or his nominee as the case may be, shall be deemed to be a full performance and discharge of every agreement and obligation herein contained or expressed, except such as are, by the terms hereof, to be performed after the delivery of said Assignment.

6. Buyer and Seller hereby agree that their respective obligations hereunder are subject to the satisfaction and the fulfillment of both of the following conditions for the benefit of each of them:

          (a) beneficiaries of the Trust holding at least two-thirds (2/3) of all interests in the Trust which are outstanding pursuant to the Trust Agreement shall have entered into and delivered to Buyer an agreement which is the same in form and substance as this Agreement;

          (b) beneficiaries of the Trust holding at least two-thirds (2/3) of all interests in the Trust which are outstanding pursuant to the Trust Agreement shall have amended the Trust Agreement by the execution of an amendment substantially in the form of the Amendment attached hereto and made hereof as Exhibit A, and shall have delivered an executed original thereof to Buyer;

     Buyer shall use reasonable efforts to satisfy the above conditions. In the event that any of such conditions is not satisfied prior to the expiration of six (6) months from the date hereof, either or both of Buyer and Seller may terminate this Agreement by written notice to the other and, in such case, any payments made under this Agreement shall be forthwith refunded and all other obligations of the parties hereto shall cease and this Agreement shall be void without recourse to the parties hereto.

7. Seller warrants and represents that Seller has not taken any action to authorize or approve the sale, transfer or assignment of the real property owned by the Trust and located at 1215 West Chestnut Street, Brockton, Massachusetts, except for the first mortgage lien and for the lease to GZA Drilling, Inc., bother presently outstanding upon such real property. Such representation and warranty shall survive the closing of the sale of the interest.



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     IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first above written.


                                        GZA GEOENVIRONMENTAL, INC.


/s/                                     By: /s/
- ----------------------------------         ----------------------------------
JOHN E. AYRES                              Leonard M. Seale


/s/                                     By: /s/
- ----------------------------------         ----------------------------------
JOSEPH D. GUERTIN                          Leonard M. Seale


/s/                                     By: /s/
- ----------------------------------         ----------------------------------
STEVEN J. TRETTEL                          Leonard M. Seale





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                                   EXHIBIT A
                                   AMENDMENT
                        GZA INVESTMENT ASSOCIATES TRUST


     The undersigned, being cumulatively the holders of two-thirds (2/3) of the issued and outstanding beneficial interests of the GZA Investments Associates Trust ("the Trust") under Declaration of Trust dated November 21, 1984 and recorded at Book 5887, Page 95 of the Plymouth County Registry of Deeds ("the Declaration"), do hereby amend the Declaration, pursuant to the power and authority granted to the beneficiaries pursuant to Section 5 thereof, as follows:

     1. The provisions of Section 7 of the Declaration which prohibit "the sale, assignment or transfer of any beneficial interest in the Trust [by any beneficiary], except to another beneficiary or to his or her issue or to the executor, administrator, heirs or legatees of a deceased holder, "without first offering such beneficial interest to other beneficiaries, are hereby waived, released and made inapplicable with respect to the sale, transfer and assignment by the undersigned of their respective beneficial interests to GZA GeoEnvironmental, Inc. pursuant to their respective Purchase and Sale Agreements made and entered into as of _________________, 1996 ("the Transactions").

     2. The Transactions are hereby authorized, ratified and affirmed notwithstanding said provisions of Section 7 of the Declaration which have been made inapplicable pursuant to this Amendment.

     3. The provisions of this Amendment shall not be applicable to any other transaction relating to any person who is not a party to the Transactions and no such person may claim any benefit, waiver or release of any of the provisions of the Declaration as a result of this Amendment.

     4. Any party to the Transactions may, and is hereby authorized to, record an original counterpart of this Amendment in any Registry of Deeds where the Declaration is recorded.

     EXECUTED as of the        day of                          , 1996 by and
among the undersigned beneficiaries of the Trust.


- ----------------------------------      ----------------------------------------
JOHN E. AYRES                           JOSEPH D. GUERTIN



- ----------------------------------      ----------------------------------------
STEVEN J. TRETTEL                       DONALD T. GOLDBERG



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     Then personally appeared the above-named JOHN E. AYRES, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:



     Then personally appeared the above-named JOSEPH D. GUERTIN, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:



     Then personally appeared the above-named STEVEN J. TRETTEL, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:



     Then personally appeared the above-named DONALD T. GOLDBERG, and acknowledged the forgoing instrument to be his free act and deed, before me.


                                        ----------------------------------------
                                        Notary Public
                                        My Commission expires:




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